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                                   FORM 8-K/A
                                (AMENDMENT NO.1)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) September 30, 1996
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                           Security Banc Corporation
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            (Exact name of registration as specified in its charter)

           Ohio                        0-13655                  31-1133284
           ----                        -------                  ----------
(State or other Jurisdiction       (Commission File            (IRS Employer
     of Incorporation)                 Number)              Identification No.)

                 40 S. Limestone Street, Springfield, OH 45502
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (937) 324-6800
                                                    --------------

                                      N/A
                                      ---
         (Former name of former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On September 30, 1996 Registrant consummated the merger with CitNat Bancorp. Inc., Urbana, Ohio. As part of the merger, 908,072 shares of Registrant stock was issued to CitNat common stock and option holders.

ITEM 7. FINANCIAL STATEMENTS

(a) The financial statements of CitNat Bancorp, Inc. required by this item 7(a) are incorporated by reference from Registrant's Form S-4, filed in connection with the acquisition, and declared effective on July 18, 1996, File No. 333-7611.

(b) The pro forma financial information required by this item 7(b) is incorporated by reference from Registrant's Form S-4, filed in connection with the acquisition, and declared effective on July 18, 1996. file No. 333-7611.

(c) Exhibits.

    None


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Security Banc Corporation


Date:      January 17, 1997                 /s/ J. WILLIAM STAPLETON
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